Neuberger Berman Alternative and Multi-Asset Class Funds®
Neuberger Berman Global Allocation Fund
Neuberger Berman Multi-Asset Income Fund
Class A, Class C, Institutional Class and Class R6

Supplement to the Prospectuses dated February 29, 2016, as amended and supplemented

This supplement describes important information about the Neuberger Berman Global Allocation Fund’s (“Global Allocation Fund”) principal investment strategy and each of the Neuberger Berman Global Allocation Fund’s and Neuberger Berman Multi-Asset Income Fund’s (“Multi-Asset Income Fund”) portfolio holdings disclosure policies.    If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC.

Global Allocation Fund

Effective immediately, the following changes are hereby made to the section entitled “Principal Investment Strategies”:

(1) The first sentence of the sixth paragraph is hereby amended as follows:
•	Deleting the word “three” and replacing it with the word “four”, and
•
Adding a new clause (iv) as follows “(iv) call and put options on securities and indices including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices.”

(2) The second sentence of the sixth paragraph is hereby deleted in its entirety and replaced with the following:
All of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain or reduce exposure to certain markets; establish net short or long positions for markets, currencies or securities; adjust the duration of the Fund’s fixed income securities; or alter the Fund’s exposure to markets, currencies, interest rates, sectors and issuers.

Effective immediately, the second and third paragraphs under the section of Global Allocation Fund’s Class A, Class I and Institutional Class Prospectus entitled “Portfolio Holdings Policy” are hereby deleted in their entirety and replaced with the following:

The complete portfolio holdings for each Fund are available at www.nb.com/holdings and (except Global Allocation Fund) are generally posted 15-30 days after the end of each calendar quarter. The complete portfolio holdings for Global Allocation Fund are generally posted 15-30 days after each month-end.

Each Fund’s (except Global Allocation Fund) complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Global Allocation Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Effective immediately, the second and third paragraphs under the section of Global Allocation Fund’s Class R6 Prospectus entitled “Portfolio Holdings Policy” are hereby deleted in their entirety and replaced with the following:

The complete portfolio holdings for the Fund are available at www.nb.com/holdings and are generally posted 15-30 days after each month-end.

The Fund's complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Multi-Asset Income Fund

Effective immediately, the second and third paragraphs under the section of the Multi-Asset Income Fund’s Class A, Class C and Institutional Class Prospectus entitled “Portfolio Holdings Policy” are hereby deleted in their entirety and replaced with the following:

The complete portfolio holdings for each Fund are available at www.nb.com/holdings. and (except Flexible Select Fund and Multi-Asset Income Fund) are generally posted 15-30 days after the end of each calendar quarter. The complete portfolio holdings for Flexible Select Fund and Multi-Asset Income Fund are generally posted 15-30 days after each month-end.

Each Fund’s (except Flexible Select Fund’s and Multi-Asset Income Fund’s) complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Each of Flexible Select Fund’s and Multi-Asset Income Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Effective immediately, the second and third paragraphs under the section of the Multi-Asset Income Fund’s Class R6 Prospectus entitled “Portfolio Holdings Policy” are hereby deleted in their entirety and replaced with the following:

The complete portfolio holdings for each Fund are available at www.nb.com/holdings.  The complete portfolio holdings for the Long Short Credit Fund are generally posted 15-30 days after the end of each calendar quarter. The complete portfolio holdings for Multi-Asset Income Fund are generally posted 15-30 days after each month-end.

Long Short Credit Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Multi-Asset Income Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

The date of this supplement is July 1, 2016.  Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com